UNITED STATES
                  	SECURITIES AND EXCHANGE COMMISSION

                          	Washington, DC 20549

                               	FORM 8-K

                            	CURRENT REPORT

                    PURSUANT TO SECTION 13 or 15(d) OF
                   THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported) July 25, 1997

                         	WORK RECOVERY, INC.
         	(Exact Name of Registrant as Specified in its Charter)

       	Delaware                    01-18695              86-0848910
	(State or Other Juris-      (Commission File Number)		(IRS Employer
  diction of Incorporation)                             Identification No.)

2341 South Friebus Avenue, Suite 14, Tucson, Arizona	        85713
  (Address of Principal Executive Offices)		              (Zip Code)

                  	(520) 322-6634
	(Registrant's Telephone Number, Including Area Code)

                   	Not Applicable
	(Former Name or Former Address, if Changes Since Last Report)




ITEM 5	OTHER ITEMS DEEMED OF IMPORTANCE TO SHAREHOLDERS

  See press release dated July 31, 1997; Exhibit-99.1


                            SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                       WORK RECOVERY, INC.
                          (Registrant)


                       By  /s/ Dorcas R. Hardy
                           Dorcas R. Hardy
                           President and Chief Executive Officer
Date August 4, 1997